Exhibit 10.27

AMENDMENT TO PLEDGE AGREEMENT

This Amendment to Pledge Agreement (this “Amendment”), dated as of April 2, 2007 (the “Effective Date”), relates to the Pledge Agreement dated as of June 5, 2006 (the “Pledge”), among Millennium Gaming, Inc. (“Millennium”), MGIM, LLC (“MGIM” and together with Millennium, the “Pledgors”) in favor of the Lenders (as defined in the Credit Agreement (as hereinafter defined)) and Bank of America, N.A. (“Bank of America”), as Administrative Agent (the “Administrative Agent”).

This Amendment is delivered in connection with the Credit Agreement dated as of January 5, 2006 (as amended, supplemented, modified or restated from time to time, the “Credit Agreement”) among Cannery Casino Resorts, LLC, The Cannery Hotel and Casino, LLC, Nevada Palace, LLC, and Rampart Resort Management, LLC (the “Borrowers”), the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or the Pledge)

Prior to the date hereof, MGIM, MGIM was the owner of 33 1/3% of the Membership Interest of CCR.  As of September 22, 2006, MGIM transferred its Membership Interest in CCR to OCM AcquisitionCo, LLC (the “Additional Pledgor”), and MGIM was released as a party to the Pledge.  On November 22, 2006, CCR issued additional Preferred Units to the Additional Pledgor, increasing the Additional Pledgor’s equity interest in CCR to 42%.  Millennium, the Additional Pledgor and the Administrative Agent have agreed that the Additional Pledgor shall be added as a party to the Pledge and pledge its Membership Interest in CCR thereunder.  The Additional Pledgor, Millennium and the Administrative Agent hereby agree as follows:

1.             Amendment.  The Pledge is hereby amended to add as a party, and more specifically, as a Pledgor thereunder, the Additional Pledgor.  In addition:

(a) Item A of Schedule 1 of the Pledge is hereby amended in its entirety as follows:

Item A Membership Interests

	Membership Interests
	Type of	% of Aggregate
	Membership Interest	Membership Interests
Cannery Casino Resorts	Preferred Membership Units	100%

(b) Item B of Schedule 1 to the Pledge is hereby amended in its entirety as follows:

If to Millennium Gaming, Inc.:

c/o Cannery Casino Resorts
9107 West Russell Road
Las Vegas, Nevada  89148
Attention: William Paulos
Attention: William Wortman
Attention: Tom Lettero
Telephone: (702) 507-5900
Telecopier: (702) 507-5922

Electronic Mail:	tlettero@canneryresorts.com
bpaulos@canneryresorts.com
wwortman@caneryresorts.com

with a copy to

Santoro, Driggs, Walch, Kearney, Johnson & Thompson
400 South Fourth Street, Suite 300
Las Vegas, Nevada  89101
Attention: Michael Kearney, Esq.
Telephone: (702) 791-0308
Telecopier: (702) 791-1912

Electronic Mail:	mkearney@nevadafirm.com

If to OCM AcquisitionCo, LLC:

c/o Oaktree Capital Management
OCM AcquisitionCo, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California  90071
Attention:  Stephen A. Kaplan
Telephone: (213) 830-6300
Telecopier: (213) 830-

Electronic Mail:	skaplan@oaktreecap.com

with a copy to:

Munger, Tolles & Olson LLP
355 South Grand Avenue, 35th Floor
Los Angeles, California  90071
Attention:  Judi Kitano
Telephone: (702) 683-9100
Telecopier: (702) 687-3702

Electronic Mail:	judith.kitano@mto.com

2.             Additional Pledgor as Pledgor.  The Additional Pledgor assumes all of the obligations and liabilities of a Pledgor under the Pledge after the date hereof and agrees to be bound thereby as a Pledgor for all purposes under the Loan Documents.

3.             Effectiveness.  The Amendment shall become effective on the date hereof upon the execution hereof by the Additional Guarantor and the Administrative Agent and delivery hereof to the Administrative Agent.

4.             Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to principles of conflicts of law.

In WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment to Pledge Agreement as of the day and year first written above.

OCM ACQUISITIONCO, LLC

By:
	Name:	Stephen A. Kaplan
	Title:	Manager

By:
	Name:	Ronald N. Beck
	Title:	Manager

MILLENNIUM GAMING, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title: